UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): May 3, 2013

Chico’s FAS, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida

(State or Other Jurisdiction

of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966
(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 3, 2013, the Company entered into an indemnification agreement with Janice L. Fields, who was appointed as a director of the Company. The indemnification agreement, which mirrors the indemnification agreements in place for each of the Company’s other directors, provides, among other things, that the Company will indemnify the applicable director against all costs, losses, damages and expenses which may be incurred or suffered by the director that are related to acts, omissions, events or occurrences that arise from or are related to the fact that the director is or was a director, stockholder or otherwise serving in another capacity at the Company’s request, subject to certain specified exceptions. The foregoing description of the form of indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the forms of the indemnification agreement which is attached as Exhibit 10.1 hereto and which is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2013, the Company issued a press release announcing that it has appointed Janice L. Fields to its Board of Directors, effective May 3, 2013 increasing the size of the Board from eight to nine. Ms. Fields will serve as a Class II director until the 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”). The Board also nominated Ms. Fields to stand for election at the 2013 Annual Meeting. Neither Ms. Fields nor any related person of Ms. Fields has a direct or indirect material interest in any existing or currently proposed transaction to which the Company is or may become a party. Ms. Fields will be compensated as a non-employee director in accordance with the Company’s non-employee director compensation policies as described in the Company’s 2012 Proxy Statement. Ms. Fields will serve on the Corporate Governance and Nominating Committee. The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

A copy of the press release issued on May 6, 2013 is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 10.1	Indemnification Agreement with Janice L. Fields

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated May 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: May 6, 2013	By:	/s/ Pamela K Knous

Pamela K Knous, Executive Vice President – Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Indemnification Agreement with Janice L. Fields

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated May 6, 2013